SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is August 26, 2022.

For Certain MFS® Funds

Effective September 8, 2022, the second to last paragraph within the section entitled "DETERMINATION OF NET ASSET VALUE" is restated in its entirety as follows:
Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads, and other market data.
Effective September 8, 2022, the description in the column entitled "Functions" and in the row entitled "PRICING COMMITTEE" within the chart entitled "Committees" under the main heading "APPENDIX B – TRUSTEE COMPENSATION AND COMMITTEES" is restated in its entirety as follows:
Oversees the determination of the value of the portfolio securities and other assets held by the Fund. The Committee delegates primary responsibility for carrying out these functions to MFS pursuant to the Fund's valuation policy and procedures approved by the Committee and adopted by the Board of Trustees.  The Committee has designated MFS as the Fund's "valuation designee" whereby MFS is responsible for determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available pursuant to MFS' fair valuation policy and procedures. MFS' fair valuation policy and procedures includes, among other things, methodologies and processes to be followed by MFS in determining the fair value of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess MFS' fair valuation process and other pricing determinations made pursuant to the Fund’s valuation policy and procedures and MFS' fair valuation policy and procedures, and to review the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

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